Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

NOTE 12 Income Taxes

Income tax expense for the years ended December 31 is as follows:

(Dollars in thousands)	2012	2011	2010
Current:
Federal	$108	0	(3,956)
State	24	0	(1,764)

Total current	132	0	(5,720)

Deferred:
Federal	1,598	(4,010)	(2,773)
State	280	(873)	(1,781)

Total deferred	1,878	(4,883)	(4,554)

Change in valuation allowance	(1,878)	4,883	16,597

Income tax expense	$132	0	6,323

The reasons for the difference between expected income tax expense (benefit) utilizing the federal corporate tax rate of 34% and the actual income tax expense are as follows:

(Dollars in thousands)	2012	2011	2010
Expected federal income tax expense (benefit)	$1,854	(3,929)	(7,703)
Items affecting federal income tax:
State income taxes, net of federal income tax expense (benefit)	327	(645)	(2,474)
Tax exempt interest	(86)	(123)	(133)
Increase (decrease) in valuation allowance	(1,878)	4,883	16,597
Other, net	(85)	(186)	36

Income tax expense	$132	0	6,323

The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities are as follows at December 31:

(Dollars in thousands)	2012	2011
Deferred tax assets:
Allowances for loan and real estate losses	$10,523	12,401
Deferred compensation costs	315	322
Deferred ESOP loan asset	717	702
Restricted stock expense	99	130
Nonaccruing loan interest	800	416
Federal net operating loss carry forward	5,113	5,936
State net operating loss carry forward	3,219	3,301
Capitalized other real estate owned expenses	194	0
Other	166	162

Total gross deferred tax assets	21,146	23,370
Deferred tax liabilities:
Net unrealized gain on securities available for sale	123	328
Deferred loan fees and costs	312	317
Premises and equipment basis difference	155	407
Originated mortgage servicing rights	707	607
Other	247	231

Total gross deferred tax liabilities	1,544	1,890

Net deferred tax assets	19,602	21,480
Valuation allowance	(19,602)	(21,480)

Deferred tax assets, net of valuation allowance	$0	0

The Company has cumulative federal net operating loss carryforwards of $16.5 million at December 31, 2012 that expire beginning in 2029. The Company also has state net operating loss carryforwards of $32.8 million at December 31, 2012 that expire beginning in 2023.

Retained earnings at December 31, 2012 included approximately $8.8 million for which no provision for income taxes was made. This amount represents allocations of income to bad debt deductions for tax purposes. Reduction of amounts so allocated for purposes other than absorbing losses will create income for tax purposes, which will be subject to the then-current corporate income tax rate.

The Company considers the determination of the deferred tax asset amount and the need for any valuation reserve to be a critical accounting policy that requires significant judgment. The Company has, in its judgment, made reasonable assumptions and considered both positive and negative evidence relating to the ultimate realization of deferred tax assets. Positive evidence includes the ability to implement tax planning strategies to accelerate taxable income recognition and the probability that taxable income will be generated in future periods. Negative evidence includes the Company’s cumulative loss in the prior three year period and the general business and economic environment. Based upon this evaluation, the Company determined that a full valuation allowance was required with respect to the net deferred tax assets at December 31, 2012.